Exhibit 10.22-b



            KeySpan Long-Term Performance Incentive Compensation Plan
                 Target Performance Award Level for Fiscal 2005

                                                    Target Performance Award
         Named Executive Officer                     Level for Fiscal 2005
         -----------------------                     ---------------------

         Robert B. Catell                                     262%

         Robert J. Fani                                       175%

         Wallace P. Parker, Jr.                               140%

         Steven L. Zelkowitz                                  140%

         Gerald Luterman                                      120%